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                                                                EXHIBIT 10.18(b)


                           FIRST AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

                FIRST AMENDMENT (this "Amendment"), dated as of November 16, 1999, among FREMONT GENERAL CORPORATION, a Nevada corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided for such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H :



        WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of August 1, 1997 and amended and restated as of June 30, 1999 (as amended, restated and supplemented from time to time, the "Credit Agreement"); and


        WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided.


        NOW, THEREFORE, it is agreed:


A.      AMENDMENT TO CREDIT AGREEMENT


        1. Amendment to Section 9. Section 9 of the Credit Agreement is hereby amended by (a) deleting the definition of "Consolidated EBIT" in its entirety and (b) inserting the following definition in the appropriate alphabetical order in lieu thereof:


        "Consolidated EBIT" shall mean, for any period, the sum of (i) Consolidated Net Income of the Borrower for such period, (ii) provisions for taxes based on income or profits to the extent such income or profits were included in computing Consolidated Net Income for such period and (iii) Consolidated Interest Expense (including amortization of original issue discount and the interest component of Capitalized Lease Obligations), net of interest income, theretofore deducted from earnings in computing Consolidated Net Income for such period, provided that in determining Consolidated EBIT (x) for any period, there shall be excluded any portion thereof otherwise included therein (whether positive or negative) attributable to FFC and its Subsidiaries and (y) for any period which includes the quarter ending on September 30, 1999, there shall be excluded the Borrower's $155,000,000 pre-tax reserve strengthening charge reflected in its financial statements for the fiscal quarter ending on September 30, 1999 (provided that (i) no more than $117,000,000 (in the aggregate) of such charge shall be applicable to the Borrower's workers' compensation line of business for the fiscal years 1998 and 1999 and (ii) no more than $38,000,000 of such charge shall be applicable to the Borrower's discontinued lines of insurance business).



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B.      MISCELLANEOUS PROVISIONS


        1. No Implied Modifications. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.


        2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.


        3. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


        4. Effective Date. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a copy hereof (whether the same of different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office.


        5. Representations and Warranties Affirmed. In order to induce the Banks to enter into this Amendment, the Borrower hereby makes each of the representations, warranties and agreements contained in the Credit Agreement on the First Amendment Effective Date both before and after giving effect to this Amendment.


        6. No Default. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that no Default or Event of Default is in existence as of the First Amendment Effective Date after giving effect to this Amendment.


        7. References. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as amended hereby.



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                           SECOND AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

                SECOND AMENDMENT (this "Amendment"), dated as of December 23, 1999, among FREMONT GENERAL CORPORATION, a Nevada corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided for such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H :



        WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of August 1, 1997 and amended and restated as of June 30, 1999 (as amended, restated and supplemented from time to time, the "Credit Agreement"); and


        WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided.


        NOW, THEREFORE, it is agreed:


C.      AMENDMENTS TO CREDIT AGREEMENT


        1. Section 6 of the Credit Agreement is hereby amended by adding the following new Section 6.12 at the end thereof:


        "6.12 Pledge of Certain Subsidiaries. If the following shall occur: (a) the S&P Credit Rating is BB+ or below or S&P ceases to rate the Borrower's senior unsecured long-term debt and (b) the Moody's Credit Rating is Ba1 or below or Moody's ceases to rate the Borrower's senior unsecured long-term debt; then, at the request of the Required Banks, the Borrower shall promptly (and, in any event, within 30 days) (i) grant to the Administrative Agent, for the benefit of the Banks, a first priority security interest in all of the capital stock of (x) FCIG and
        (y) Investors Bancor, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and (ii) enter into such amendments to this Agreement and/or other documentation in connection with the creation of such security interests as the Administrative Agent shall reasonably request; provided, that (A) the Borrower shall not be required to comply with the first sentence of this
        Section 6.12 at any time unless any Loans or Competitive Bid Loans are outstanding at such time and (B) if and to the extent required pursuant to the indenture governing the Borrower's outstanding 7.70% Senior Notes due 2004 and 7.875% Senior Notes due 2009, such Senior Notes may share in the security interests created pursuant to this Section 6.12 on an equal and ratable basis. Notwithstanding anything to the contrary in this Agreement, (i) FCIG must continue to own all Material Insurance Subsidiaries



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        owned by it as of December 1, 1999, and Investors Bancor must continue to own all Subsidiaries owned by it as of December 1, 1999 that had a net worth of $10,000,000 or more on such date; provided, that any such Subsidiaries may merge into any other Subsidiary so long as the surviving corporation is a Wholly-Owned Subsidiary of FCIG or Investors Bancor, (ii) neither FCIG nor Investors Bancor shall be permitted to merge or consolidate with any Person, provided that Investors Bancor may merge with FGCC so long as 100% of the capital stock of the surviving corporation of such merger is pledged pursuant to the pledge documentation referred to in the preceding sentence and (iii) FCIG and Investors Bancor (or the surviving corporation of the merger referred to in clause (ii) above) shall not be permitted to contract, incur, assume or suffer to exist Indebtedness in excess (in the aggregate for all such Persons) of the amount of Indebtedness of such Persons as of December 1, 1999 plus $10,000,000 (plus customary obligations that arise from any such Person's limited recourse securitization of loan receivables or other assets, to the extent that such obligations constitute Indebtedness)."


        2. Section 7.02 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (g) thereof, (b) deleting the period at the end of the clause (h) thereof and inserting "; and" in lieu thereof and (c) adding the following clause (i) at the end thereof:


                "(i) The Borrower may sell all of the capital stock of FFC, provided that such sale is for cash consideration of at least $125,000,000."


        3. Section 7.03 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (v) thereof, (b) deleting the period at the end of clause (w) thereof and inserting "; and" in lieu thereof and (c) adding the following clause (x) at the end thereof:


                "(x) Liens created pursuant to Section 6.12 of this Agreement."


        4. Effective on and after January 1, 2000, Section 7.12 of the Credit Agreement is hereby amended by deleting the reference to "0.45 to 1.0" therein and by inserting in lieu thereof a reference to "0.40 to 1.0".


        5. Effective on and after December 31, 2000, Section 7.15 of the Credit Agreement is hereby amended by deleting the reference to "$450,000,000" therein and by inserting in lieu thereof a reference to "$500,000,000".


        6. On the Second Amendment Effective Date, the Total Commitment shall be permanently reduced to $225,000,000 (with such reduction to apply to proportionately and permanently reduce the Commitment of each of the Banks).


D.      MISCELLANEOUS PROVISIONS



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        1. No Implied Modifications. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.


        2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.


        3. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


        4. Effective Date. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a copy hereof (whether the same of different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office.


        5. Amendment Fee. The Borrower hereby agrees to pay to each Bank an amendment fee equal to 0.075% of such Bank's Commitment (after giving effect to the reduction of such Commitment on the Second Amendment Effective Date pursuant to this Amendment), such fee to be due and payable on the first Business Day following the Second Amendment Effective Date.


        6. Representations and Warranties Affirmed. In order to induce the Banks to enter into this Amendment, the Borrower hereby makes each of the representations, warranties and agreements contained in the Credit Agreement on the Second Amendment Effective Date both before and after giving effect to this Amendment.


        7. No Default. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that no Default or Event of Default is in existence as of the Second Amendment Effective Date after giving effect to this Amendment.


        8. References. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as amended hereby.


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